UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Legg Mason Partners
Variable Capital and
Income Portfolio

Managed by CLEARBRIDGE ADVISORS
 WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks total return (that is, a combination of income and long-term capital appreciation).

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	8

Portfolio expenses	9

Portfolio performance	11

Historical performance	12

Schedule of investments	13

Statement of assets and liabilities	39

Statement of operations	40

Statements of changes in net assets	41

Financial highlights	42

Notes to financial statements	44

Report of independent registered public accounting firm	65

Board approval of management and subadvisory agreements	66

Additional information	71

Important tax information	78

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners Variable Capital and Income Portfolio   I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

The U.S. stock market was extremely volatile and generated very poor results during the 12 months ended December 31, 2008. Stock prices declined during each of the first three months of the reporting period.

II   Legg Mason Partners Variable Capital and Income Portfolio

This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s gains were largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during five of the last seven months of the reporting period, including S&P 500 Indexiv (the “Index”) returns of -8.91%, -16.79% and -7.18% in September, October and November 2008, respectively. While the Index rallied approximately 20% from its low on November 20, 2008 through the end of the year, it was too little, too late. All told, the Index returned -37.00% in 2008, its third worst year ever and the biggest calendar year loss since 1937.

Turning to the fixed-income markets, both short- and long-term Treasury yields experienced periods of extreme volatility during the 12-month reporting period ended December 31, 2008. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended December 31, 2008, two-year Treasury yields fell from 3.05% to 0.76%. Over the same time frame, 10-year Treasury yields moved from 4.04% to 2.25%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexv, returned 5.24%.

A special note regarding increased market volatility
In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Legg Mason Partners Variable Capital and Income Portfolio   III

Letter from the chairman continued

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

IV   Legg Mason Partners Variable Capital and Income Portfolio

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Variable Capital and Income Portfolio   V

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks total return (a combination of income and long-term capital appreciation) by investing in both equities and fixed-income securities of both U.S. and foreign issuers. The Portfolio seeks to generate income and appreciation by allocating Portfolio assets to income and non-income producing equity and equity-related securities, including common stocks, real estate investment trusts (“REITs”)i and convertible securities. To generate income and enhance exposure to the equity markets, the Portfolio may purchase investment grade and high-yield fixed-income securities or unrated securities of equivalent quality along with options on securities indexes. Fixed-income securities may be of any maturity.

By investing in a combination of equity and fixed-income securities, the Portfolio seeks to produce a pattern of total return that moves with the S&P 500 Indexii (the “Index”), while generating high income. In addition, the Portfolio may use options, futures and options on futures to increase exposure to part or all of the market or to hedge against adverse changes in the market value of the Portfolio’s securities.

Mr. Gendelman, the Portfolio’s lead portfolio manager at ClearBridge Advisors, LLC, one of the Portfolio’s subadvisers, oversees the Portfolio’s allocation between equity and fixed-income securities, as well as the Portfolio’s equity investments in general. He manages the equity side of the Portfolio with a “bottom-up” approach focused on the risk and reward of each investment opportunity. A portfolio management team at Western Asset Management Company, one of the Portfolio’s subadvisers, manages the fixed-income portion of the Portfolio. Their focus is on portfolio structure, including allocation, durationiii weighting and term-structure decisions.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the stock market experienced periods of heightened volatility. The overall stock market, as measured by the Index, fell 37% in 2008, its worst calendar year performance since 1937. Stock prices stumbled out of the gate in 2008, due to concerns over the economy and the outlook for corporate profits. By the end of the first quarter of 2008, the Index had fallen 9.44%. After rallying in April and May, stock prices again weakened and continued to fall during much of the last seven months of the year. Frozen credit markets, the ongoing bursting of the housing bubble, upheaval in the financial markets and expectations for a deep and prolonged recession were some of the factors driving stock prices sharply lower.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   1

Portfolio overview continued

Economic numbers deteriorated significantly in the fourth quarter of the year. The unemployment rate rose to 7.2% and threatened to move far higher. During the Christmas season, retail sales fell 2.6%, the worst since 1970. Auto sales collapsed to a 10.5 million seasonally adjusted annual rate (“SAAR”), the lowest level since the early 1980s. Chrysler and GM are teetering on the edge of bankruptcy. Housing starts and permits hit new lows. Home prices fell sharply and have not yet stabilized, while inventories remain elevated.

The stock market in September and in the fourth quarter reeled from blow after blow to the U.S. financial system. On Monday, September 14, 2008, the Department of the U.S. Treasury and the Federal Reserve Board (“Fed”)iv decided to allow Lehman Brothers to declare bankruptcy, without interfering to protect creditors as they had with Bear Stearns in March. Their lack of action led to panic in the U.S. credit markets. The U.S. Congress compounded what we believe was the Treasury’s mistake by fumbling its first attempt to pass a $700 billion bailout package.

Only in November, when the Fed announced a plan to purchase mortgage-backed securities, did the markets start to settle. Since early November, numerous signs of credit improvement appeared. Mortgage rates fell below 5%, London Interbank Offered Rate (“LIBOR”)v fell back to pre-crisis levels and high-quality bond spreads fell enough that several large companies issued debt in late December. The stock market responded to the signs of credit easing by rallying more than 20% between the bottom on November 20th and the end of the year.

In terms of the bond market, changing perceptions regarding the economy, inflation and future Fed monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.05% and 4.04%, respectively. Treasury yields moved lower—and their prices moved higher—during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter. Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified from September through November given the severe disruptions in the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 0.76% and 2.25%, respectively. Aided by the strong performance in the Treasury market, the overall U.S. bond market, as

2   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

measured by the Barclays Capital U.S. Aggregate Indexvi, gained 5.24% during the 12 months ended December 31, 2008.

Q. How did we respond to these changing market conditions?
A. We entered the fiscal year concerned about the health of the overall financial system and positioned the equity side of the portfolio with what we felt was an appropriately defensive posture. During the fiscal year, we made two strategic changes to the portfolio. First, we increased its allocation to fixed-income from a low 20% to a high 20% range. Second, within the fixed-income portion of the portfolio, we increased exposure to high-yield fixed-income securities as credit spreads expanded and, therefore, made high-yield securities a more attractive investment in our view.

Performance review
For the 12 months ended December 31, 2008, Class I shares of Legg Mason Partners Variable Capital and Income Portfolio1 returned -35.02%. The Portfolio’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, returned -37.00% and 5.24%, respectively, for the same period. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average2 returned -29.60% over the same time frame.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 197 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   3

Portfolio overview continued

PERFORMANCE SNAPSHOT as of December 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Capital and Income Portfolio[1] — Class I Shares	-30.57%	-35.02%

S&P 500 Index	-28.48%	-37.00%

Barclays Capital U.S. Aggregate Index	4.07%	5.24%

Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[2]	-23.83%	-29.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Class II shares returned -30.66% over the six months ended December 31, 2008. Class II shares returned -35.04% over the 12 months ended December 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated April 28, 2008, the gross total operating expense ratios for Class I and Class II shares were 0.88% and 1.13%, respectively.

Q. What were the leading contributors to performance?
A. For the equity portion of the portfolio, overall sector allocation contributed to performance relative to the Index. In particular, an overweight to the Energy sector and underweights to the Financials and Information Technology (“IT”) sectors, as well as our use of derivatives, helped relative performance. Stock selection in the Materials and IT sectors also contributed to relative performance for the year. In terms of individual holdings, leading contributors to performance for the year included positions in Newmont Mining Corp. and Barrick Gold Corp., both in the Materials sector, Fidelity National Financial Inc. in the Financials sector, Schlumberger Ltd. in the Energy sector and Expeditors International of Washington Inc. in the Industrials sector, as well as several derivatives and exchange-traded-fund positions.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 218 funds for the six-month period and among the 197 funds for the 12-month period in the Portfolio’s Lipper category.

4   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

In the fixed-income portion of the portfolio, our tactically-driven duration and yield curvevii positioning were contributors to performance as interest rates fell during the 12-month reporting period.

Q. What were the leading detractors from performance?
A. For the equity portion of the portfolio, overall stock selection detracted from relative performance, specifically in the Energy, Consumer Discretionary, Financials, Utilities, Industrials and Health Care sectors. The portfolio’s overweights to the Industrials and Consumer Discretionary sectors and underweights to the Consumer Staples, Materials and Telecommunication Services (“Telecom”) sectors also hurt relative performance for the year. In terms of individual holdings, leading detractors from performance included positions in Crosstex Energy Inc. and El Paso Corp., both in the Energy sector, General Electric Co. and McDermott International Inc., both in the Industrials sector, American International Group Inc. and Och-Ziff Capital Management Group, both in the Financials sector, as well as Lamar Advertising Co. (Class A Shares) and Liberty Media Corp. Series A Liberty Entertainment, both in the Consumer Discretionary sector.

In the fixed-income portion of the portfolio, our high-yield positions significantly underperformed over the past year. In particular, our high-yield Industrials issues and bank loans, especially those of lower-rated quality, were hit hard by the credit crisis and declining commodity prices. Our investment grade Financials suffered from a series of bankruptcies, government conservatorships and mergers. Non-agency mortgage-backed securities reached new lows amid all the market turmoil and the ongoing fallout from the housing slowdown.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. On the equity side of the portfolio, at the start of the period we held overweight positions in the Financials, Energy and Consumer Discretionary sectors, with no holdings in the Materials sector. The balance of the equity portfolio was focused in, what we believed to be, high-quality companies with relatively defensive fundamental business characteristics. Over the course of the year, we reduced our overweight positions in Financials, Energy and Consumer Discretionary to underweights, while increasing our allocations to the Materials, Industrials, Consumer Staples and Health Care sectors.

During the fiscal year, we established a number of new positions, including those in Total SA (ADR) and El Paso Corp., both in the Energy sector, Consumer Staples sector holdings Kimberly-Clark Corp., Kraft Foods Inc. (Class A Shares) and Procter & Gamble Co., Health Care sector holdings HLTH Corp. (which we consider to be an IT holding), Wyeth and Novartis

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   5

Portfolio overview continued

AG (ADR), as well as L-3 Communications Holdings Inc. in the Industrials sector. We also closed a number of existing positions, including Altria Group, Inc. in the Consumer Staples sector, Bank of America Corp., American International Group Inc., American Express Co., and UBS AG, all in the Financials sector, Dover Corp. in the Industrials sector, Liberty Media Corp. in the Consumer Discretionary sector, as well as SBA Communications Corp. and Crown Castle International Corp., both in the Telecom sector.

As of the close of the fiscal year, we maintained a preference for the existing holdings in the Energy sector and other, what we believed to be, high-quality companies, even though they may have not performed significantly better than the overall market in the recent difficult economic environment.

In terms of the fixed-income portion of the portfolio, in addition to the previously discussed changes, we gradually reduced our positions in agency mortgage-backed securities and added to the investment grade credit sector.

Thank you for your investment in Legg Mason Partners Variable Capital and Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Robert Gendelman Lead Portfolio Manager ClearBridge Advisors, LLC (Portfolio Allocation and Equity Portion)	Western Asset Management Company (Fixed-Income Portion)

January 20, 2009

6   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top 10 holdings (as a percentage of net assets) as of this date were: Covanta Holding Corp. (3.3%), Total SA, ADR (2.6%), General Electric Co. (2.3%), Assa Abloy AB (2.3%), Time Warner Inc. (2.2%), United Technologies Corp. (2.1%), Kimberly-Clark Corp. (2.0%), El Paso Corp. (1.9%), Kraft Foods Inc., Class A Shares (1.7%) and HLTH Corp. (1.7%). Please refer to pages 13 through 38 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Industrials (15.4%), Financials (11.2%), Energy (10.8%), Health Care (10.0%) and Materials (7.8%). The Portfolio’s composition is subject to change at any time.

RISKS: Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds are rated below investment grade and involve greater credit and liquidity risk than higher-rated securities. Foreign securities are subject to certain risks not associated with domestic investing, including currency fluctuations and changes in political and economic conditions. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (“ARMs”).

vi	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

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Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

8   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees distribution and/or Service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

		BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	RETURN[2]	VALUE	VALUE	RATIO[3]	THE PERIOD[4]
Class I	(30.57)%	$1,000.00	$694.30	0.93%	$3.96

Class II	(30.66)	1,000.00	693.40	1.07	4.55

[1]	For the six months ended December 31, 2008.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The expense ratios include dividend expense related to securities sold short and not subject to a contractual expense limitation.

[4]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Portfolio expenses (unaudited) continued

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN	VALUE	VALUE	RATIO[2]	THE PERIOD[3]
Class I	5.00%	$1,000.00	$1,020.46	0.93%	$4.72

Class II	5.00	1,000.00	1,019.76	1.07	5.43

[1]	For the six months ended December 31, 2008.

[2]	The expense ratios include dividend expense related to securities sold short and not subject to a contractual expense limitation.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

10   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

Portfolio performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]

	CLASS I	CLASS II
Twelve Months Ended 12/31/08	(35.02)%	(35.04)%

Five Years Ended 12/31/08	N/A	(3.71)

Inception* through 12/31/08	(22.11)	0.81

CUMULATIVE TOTAL RETURN[1]

Class I (Inception date of 4/27/07 through 12/31/08)	(34.27)%

Class II (Inception date of 10/1/02 through 12/31/08)	5.18

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and Class II shares are April 27, 2007 and October 1, 2002, respectively.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   11

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS II SHARES OF LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO VS. S&P 500 INDEX AND BARCLAYS CAPITAL U.S. AGGREGATE INDEX† — October 1, 2002 - December 2008

†	Hypothetical illustration of $10,000 invested in Class II shares of Legg Mason Partners Variable Capital and Income Portfolio at inception on October 1, 2002, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2008. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance for the Portfolio’s other class, Class I, would be higher than the Class II shares’ performance indicated on this chart to the extent that Class I shares have lower expenses than Class II shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

12   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

Schedule of investments
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 58.9%

CONSUMER DISCRETIONARY — 3.9%

	Media — 3.9%

100,910	Lamar Advertising Co., Class A Shares*	$1,267,430

49,100	Thomson Reuters PLC(a)	1,085,965

471,000	Time Warner Inc.	4,738,260

370,881	Warner Music Group Corp.	1,120,061

	TOTAL CONSUMER DISCRETIONARY	8,211,716

CONSUMER STAPLES — 5.4%

	Food Products — 1.7%

138,250	Kraft Foods Inc., Class A Shares	3,712,012

	Household Products — 3.7%

80,050	Kimberly-Clark Corp.	4,221,837

57,080	Procter & Gamble Co.	3,528,686

	Total Household Products	7,750,523

	TOTAL CONSUMER STAPLES	11,462,535

ENERGY — 7.9%

	Energy Equipment & Services — 1.9%

101,000	Halliburton Co.	1,836,180

93,010	National-Oilwell Varco Inc.*	2,273,165

	Total Energy Equipment & Services	4,109,345

	Oil, Gas & Consumable Fuels — 6.0%

280,542	Crosstex Energy Inc.	1,094,114

32,750	Devon Energy Corp.	2,152,002

502,200	El Paso Corp.	3,932,226

98,530	Total SA, ADR	5,448,709

	Total Oil, Gas & Consumable Fuels	12,627,051

	TOTAL ENERGY	16,736,396

EXCHANGE TRADED FUNDS — 0.4%

12,860	UltraShort S&P500 ProShares	911,980

FINANCIALS — 5.7%

	Capital Markets — 3.0%

186,500	Charles Schwab Corp.	3,015,705

189,720	Invesco Ltd.	2,739,557

144,354	Och-Ziff Capital Management Group	743,423

	Total Capital Markets	6,498,685

	Commercial Banks — 1.4%

101,300	Wells Fargo & Co.	2,986,324

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   13

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

SHARES	SECURITY	VALUE
	Diversified Financial Services — 1.3%

85,610	JPMorgan Chase & Co.	$2,699,283

	TOTAL FINANCIALS	12,184,292

HEALTH CARE — 8.3%

	Health Care Equipment & Supplies — 1.9%

17,970	Alcon Inc.	1,602,744

77,115	Medtronic Inc.	2,422,954

	Total Health Care Equipment & Supplies	4,025,698

	Health Care Technology — 1.7%

347,281	HLTH Corp.*	3,632,559

	Pharmaceuticals — 4.7%

52,800	Johnson & Johnson	3,159,024

65,240	Novartis AG, ADR	3,246,342

93,000	Wyeth	3,488,430

	Total Pharmaceuticals	9,893,796

	TOTAL HEALTH CARE	17,552,053

INDUSTRIALS — 13.7%

	Aerospace & Defense — 2.3%

44,720	L-3 Communications Holdings Inc.	3,299,442

49,890	TransDigm Group Inc.*	1,674,807

	Total Aerospace & Defense	4,974,249

	Building Products — 2.3%

423,440	Assa Abloy AB(a)	4,804,549

	Commercial Services & Supplies — 3.3%

321,150	Covanta Holding Corp.*	7,052,454

	Industrial Conglomerates — 5.1%

298,640	General Electric Co.	4,837,968

153,330	McDermott International Inc.*	1,514,901

82,240	United Technologies Corp.	4,408,064

	Total Industrial Conglomerates	10,760,933

	Road & Rail — 0.7%

43,660	CSX Corp.	1,417,640

	TOTAL INDUSTRIALS	29,009,825

See Notes to Financial Statements.

14   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

SHARES	SECURITY	VALUE
INFORMATION TECHNOLOGY — 5.3%

	Communications Equipment — 2.0%

146,600	Nokia Oyj, ADR	$2,286,960

1	Nortel Networks Corp.*	0

52,340	QUALCOMM Inc.	1,875,342

	Total Communications Equipment	4,162,302

	Computers & Peripherals — 1.1%

231,530	EMC Corp.*	2,424,119

	Software — 2.2%

100,060	Autodesk Inc.*	1,966,179

153,650	Oracle Corp.*	2,724,215

	Total Software	4,690,394

	TOTAL INFORMATION TECHNOLOGY	11,276,815

MATERIALS — 6.0%

	Chemicals — 3.2%

55,200	Air Products & Chemicals Inc.	2,774,904

110,230	Celanese Corp., Series A Shares	1,370,159

36,550	Monsanto Co.	2,571,292

	Total Chemicals	6,716,355

	Metals & Mining — 2.8%

45,400	Barrick Gold Corp.	1,669,358

133,430	Commercial Metals Co.	1,583,814

41,950	Freeport-McMoRan Copper & Gold Inc., Class B Shares	1,025,258

40,700	Newmont Mining Corp.	1,656,490

	Total Metals & Mining	5,934,920

	TOTAL MATERIALS	12,651,275

TELECOMMUNICATION SERVICES — 1.3%

	Wireless Telecommunication Services — 1.3%

91,340	American Tower Corp., Class A Shares*	2,678,089

UTILITIES — 1.0%

	Gas Utilities — 1.0%

65,840	National Fuel Gas Co.	2,062,767

	TOTAL COMMON STOCKS (Cost — $182,380,523)	124,737,743

CONVERTIBLE PREFERRED STOCKS — 1.0%

ENERGY — 0.7%

	Oil, Gas & Consumable Fuels — 0.7%

2,200	El Paso Corp.(a)	1,452,550

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   15

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

SHARES	SECURITY	VALUE
MATERIALS — 0.3%

	Metals & Mining — 0.3%

1,170	Freeport-McMoRan Copper & Gold Inc.	$719,550

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $2,156,604)	2,172,100

PREFERRED STOCKS — 0.0%

FINANCIALS — 0.0%

	Consumer Finance — 0.0%

215	Preferred Blocker Inc., 9.000%(b)	64,500

	Thrifts & Mortgage Finance — 0.0%

8,850	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(c)(d)*	3,452

300	Federal National Mortgage Association (FNMA), 7.000%(c)(d)*	225

6,250	Federal National Mortgage Association (FNMA), 8.250%(d)*	5,187

	Total Thrifts & Mortgage Finance	8,864

	TOTAL PREFERRED STOCKS (Cost — $449,547)	73,364

FACE
AMOUNT

ASSET-BACKED SECURITIES — 0.8%

FINANCIALS — 0.8%

	Automobiles — 0.2%

$500,000	ARG Funding Corp., 4.290% due 4/20/11(b)	449,616

	Home Equity — 0.5%

	ACE Securities Corp.:

119,642	0.961% due 11/25/33(c)	96,498

88,822	0.641% due 1/25/36(c)	12,463

69,892	Credit Suisse Mortgage Capital Certificates, 0.731% due 5/25/36(b)(c)	38,441

210,000	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	137,744

	GSAA Home Equity Trust:

620,000	0.711% due 12/25/36(a)(c)	235,921

520,000	0.771% due 5/25/47(c)	106,145

59,197	GSAMP Trust, 0.581% due 5/25/36(b)(c)	49,133

125,092	GSRPM Mortgage Loan Trust, 0.771% due 3/25/35(b)(c)	85,688

85,167	Lehman XS Trust, 0.541% due 8/25/46(c)	65,557

84,638	RAAC Series, 0.741% due 5/25/36(b)(c)	63,594

110,286	Renaissance Home Equity Loan Trust, 2.371% due 3/25/34(c)	49,349

149,198	Structured Asset Securities Corp., 1.645% due 11/25/37(c)	108,198

	Total Home Equity	1,048,731

See Notes to Financial Statements.

16   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Student Loan — 0.1%

$110,000	Nelnet Student Loan Trust, 5.015% due 4/25/24(c)	$89,381

	TOTAL ASSET-BACKED SECURITIES (Cost — $2,322,255)	1,587,728

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.5%

40,226	American Home Mortgage Investment Trust, 0.551% due 6/25/46(a)(c)	32,166

210,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45(c)	168,687

121,379	Banc of America Funding Corp., 5.555% due 9/20/46(c)	58,262

142,628	Banc of America Mortgage Securities, 4.802% due 9/25/35(c)	106,397

326,935	Bear Stearns Alt-A Trust, 0.821% due 9/25/34(c)	170,588

	Countrywide Alternative Loan Trust:

134,277	1.783% due 11/20/35(c)	67,429

77,127	0.681% due 6/25/46(c)	31,642

120,029	0.681% due 7/25/46(c)	42,428

210,000	Credit Suisse Mortgage Capital Certificates, 5.552% due 2/15/39(c)	171,143

90,357	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.938% due 8/25/35(c)	72,511

	Downey Savings & Loan Association Mortgage Loan Trust:

90,084	0.791% due 3/19/45(c)	43,250

98,027	3.176% due 3/19/46(c)	29,408

98,027	3.176% due 3/19/47(c)	22,362

92,580	GSR Mortgage Loan Trust, 5.252% due 10/25/35(c)	54,288

	Harborview Mortgage Loan Trust:

35,728	0.981% due 11/19/34(c)	17,064

100,059	0.931% due 1/19/35(c)	50,670

117,692	0.831% due 1/19/36(c)	54,528

95,576	IMPAC Secured Assets Corp., 0.791% due 3/25/36(c)	44,501

	Indymac Index Mortgage Loan Trust:

12,043	0.901% due 8/25/34(c)	6,008

49,077	5.777% due 3/25/35(c)	22,084

384,713	5.244% due 6/25/35(c)	203,339

127,349	0.671% due 6/25/47(c)	55,843

210,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43(c)	162,239

107,160	Luminent Mortgage Trust, 0.661% due 5/25/46(c)	47,589

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   17

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	MASTR ARM Trust:

$11,207	5.737% due 12/25/34(c)	$5,964

140,095	0.681% due 4/25/46(c)	55,147

22,697	MASTR Seasoned Securities Trust, 5.815% due 10/25/32(c)	15,888

31,093	Sequoia Mortgage Trust, 0.828% due 1/20/34(c)	20,555

	Structured ARM Loan Trust:

168,243	4.920% due 3/25/34(c)	104,808

80,605	5.191% due 1/25/35(c)	47,280

	Structured Asset Mortgage Investments Inc.:

148,531	0.681% due 8/25/36(c)	59,249

53,938	0.681% due 5/25/46(c)	23,199

119,771	0.651% due 7/25/46(c)	48,128

	Thornburg Mortgage Securities Trust:

268,465	6.203% due 9/25/37(c)	206,297

279,976	6.216% due 9/25/37(c)	198,973

190,048	0.641% due 1/25/46(c)	189,330

	Washington Mutual Inc.:

168,118	0.741% due 12/25/45(c)	79,336

82,503	0.761% due 12/25/45(c)	38,189

	Washington Mutual Mortgage Pass-Through Certificates:

78,215	5.506% due 9/25/36(c)	54,860

164,988	5.609% due 12/25/36(c)	82,120

56,233	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36(c)	40,851

73,744	Zuni Mortgage Loan Trust, 5.506% due 12/25/36(c)	69,941

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $5,113,472)	3,074,541

COLLATERALIZED SENIOR LOANS — 2.8%

CONSUMER DISCRETIONARY — 0.8%
	Diversified Consumer Services — 0.1%

247,500	Thomson Learning Hold, Term Loan B, 3.940% due 7/5/14(c)	162,662

	Hotels, Restaurants & Leisure — 0.1%

	Aramark Corp.:

14,607	Letter of Credit Facility Deposits, 1.875% due 1/31/14(c)	12,101

229,916	Term Loan, 4.571% due 1/31/14(c)	190,471

299,244	Las Vegas Sands LLC, Term Loan, 5.520% due 5/8/14(c)	138,317

	Total Hotels, Restaurants & Leisure	340,889

See Notes to Financial Statements.

18   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Media — 0.4%

$248,748	Charter Communications, Term Loan B, 5.467% due 3/15/14(c)	$184,074

248,030	CMP Susquehanna Corp., Term Loan, 4.828% due 6/7/13(c)	58,287

250,000	Dex Media West LLC, Term Loan, 7.000% due 10/13/14(c)	106,250

494,326	Idearc Inc., Term Loan B, Senior Notes, 5.714% due 11/1/14(c)	156,066

240,250	LodgeNet Entertainment Corp., Term Loan B, 4.810% due 4/4/14(c)	94,899

247,475	Regal Cinemas Corp., Term Loan B, 5.262% due 10/19/10(c)	182,031

250,000	UPC Broadband Holding BV, Term Loan N, 3.181% due 3/30/14(c)	168,750

	Total Media	950,357

	Multiline Retail — 0.1%

250,000	Neiman Marcus Group Inc., Term Loan B, 4.422% due 3/13/13(c)	160,455

	Specialty Retail — 0.1%

247,481	Michaels Stores Inc., Term Loan B, 5.374% due 10/31/13(c)	129,989

	TOTAL CONSUMER DISCRETIONARY	1,744,352

CONSUMER STAPLES — 0.2%

	Food Products — 0.2%

500,000	Wm. Wrigley Jr. Co., Term Loan, 7.750% due 9/30/14(c)	479,583

ENERGY — 0.1%

	Energy Equipment & Services — 0.1%

249,369	Hercules Offshore LLC, Term Loan, 5.640% due 7/11/13(c)	164,583

FINANCIALS — 0.1%

	Diversified Financial Services — 0.1%

249,364	Sally Holdings LLC, Term Loan B, 4.197% due 11/15/13(c)	178,711

HEALTH CARE — 0.4%

	Health Care Equipment & Supplies — 0.1%

	Bausch & Lomb Inc.:

397,797	Term Loan, 7.012% due 4/11/15(c)	272,775

100,201	Term Loan B, 6.425% due 4/11/15(c)	68,709

	Total Health Care Equipment & Supplies	341,484

	Health Care Providers & Services — 0.2%

	Community Health Systems Inc.:

15,468	Delayed Draw Term Loan, 5.138% due 7/2/14(c)	12,119

226,756	Term Loan B, 5.138% due 7/2/14(c)	177,664

246,859	HCA Inc., Term Loan B, 6.012% due 11/1/13(c)	195,173

	Total Health Care Providers & Services	384,956

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   19

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Pharmaceuticals — 0.1%

$247,487	Royalty Pharma, Term Loan B, 5.051% due 5/15/14(c)	$220,264

	TOTAL HEALTH CARE	946,704

INDUSTRIALS — 0.4%

	Aerospace & Defense — 0.3%

	Dubai Aerospace Enterprise, Term Loan:

141,935	6.410% due 7/31/14(c)	74,516

143,617	6.552% due 7/31/14(c)	75,399

500,000	Transdigm Inc., Term Loan, 3.498% due 7/1/12(c)	403,250

	Total Aerospace & Defense	553,165

	Airlines — 0.0%

177,694	United Airlines Inc., Term Loan B, 3.438% due 1/12/14(c)	86,537

	Commercial Services & Supplies — 0.1%

247,494	US Investigations Services Inc., Term Loan B, 5.551% due 2/21/15(c)	180,052

	TOTAL INDUSTRIALS	819,754

INFORMATION TECHNOLOGY — 0.1%

	IT Services — 0.1%

246,875	First Data Corp., Term Loan, 5.355% due 10/15/14(c)	160,028

MATERIALS — 0.2%

	Chemicals — 0.0%

249,373	Lyondell Chemical Co., Term Loan, 8.503% due 12/20/14(c)†	95,593

	Containers & Packaging — 0.1%

247,613	Graphic Packaging International, Term Loan C, 6.040% due 5/16/14(c)	185,091

	Paper & Forest Products — 0.1%

248,750	NewPage Corp., Term Loan, Tranche B, 5.313% due 11/5/14(c)	159,511

	TOTAL MATERIALS	440,195

TELECOMMUNICATION SERVICES — 0.2%

	Diversified Telecommunication Services — 0.2%

168,750	Insight Midwest, Term Loan B, 4.470% due 4/10/14(c)	127,125

500,000	Level 3 Communications Inc., Term Loan, 7.000% due 3/1/14(c)	306,250

	TOTAL TELECOMMUNICATION SERVICES	433,375

UTILITIES — 0.3%

	Electric Utilities — 0.2%

495,000	TXU Corp., Term Loan B, 7.262% due 10/10/14(c)	345,469

See Notes to Financial Statements.

20   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 0.1%

$249,372	Calpine Corp., Term Loan, Senior Notes, 6.645% due 3/29/09(c)	$184,980

	TOTAL UTILITIES	530,449

	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $8,712,029)	5,897,734

CORPORATE BONDS & NOTES — 16.4%

CONSUMER DISCRETIONARY — 1.9%

	Auto Components — 0.1%

110,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(b)(e)	44,000

15,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	5,775

	Visteon Corp., Senior Notes:

410,000	8.250% due 8/1/10	129,150

309,000	12.250% due 12/31/16(b)	75,705

	Total Auto Components	254,630

	Automobiles — 0.1%

210,000	Ford Motor Co., Notes, 7.450% due 7/16/31	59,850

	General Motors Corp., Senior Debentures:

100,000	8.250% due 7/15/23	17,000

640,000	8.375% due 7/15/33	115,200

	Total Automobiles	192,050

	Diversified Consumer Services — 0.1%

155,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	113,150

	Hotels, Restaurants & Leisure — 0.3%

120,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(f)(g)	825

55,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	40,975

257,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	86,095

200,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18	208,133

	MGM MIRAGE Inc.:

25,000	Senior Notes, 7.625% due 1/15/17	16,250

34,882	Senior Subordinated Notes, 9.375% due 2/15/10	25,638

180,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	150,300

90,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	47,700

240,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16	46,800

	Total Hotels, Restaurants & Leisure	622,716

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   21

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Household Durables — 0.2%

$20,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	$5,100

360,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	307,800

50,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	37,500

	Total Household Durables	350,400

	Internet & Catalog Retail — 0.0%

10,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(b)	7,500

	Media — 0.9%

205,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	124,281

880,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	158,400

46,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	16,790

140,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(b)	112,700

50,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	15,250

125,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	129,429

90,000	Comcast Corp., Senior Notes, 6.500% due 1/15/17	89,031

165,000	CSC Holdings Inc., Senior Notes, 8.125% due 7/15/09	164,588

30,000	Dex Media West LLC/Dex Media Finance Co., Senior Notes, 8.500% due 8/15/10	18,300

	EchoStar DBS Corp., Senior Notes:

200,000	7.000% due 10/1/13	174,500

80,000	7.750% due 5/31/15	68,400

120,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	9,600

10,000	News America Inc., Senior Notes, 6.650% due 11/15/37	9,929

	R.H. Donnelley Corp.:

80,000	Senior Discount Notes, 6.875% due 1/15/13	11,200

150,000	Senior Notes, 8.875% due 10/15/17	23,250

40,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	40,470

640,000	Time Warner Inc., Senior Notes, 6.875% due 5/1/12	615,292

400,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(b)	166,000

	Total Media	1,947,410

See Notes to Financial Statements.

22   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Multiline Retail — 0.2%

$310,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(e)	$266,600

395,000	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(e)	175,775

	Total Multiline Retail	442,375

	Specialty Retail — 0.0%

105,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	51,450

	TOTAL CONSUMER DISCRETIONARY	3,981,681

CONSUMER STAPLES — 0.5%

	Beverages — 0.1%

270,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	257,850

	Food & Staples Retailing — 0.1%

157,137	CVS Caremark Corp., Pass-Through Certificates, 6.943% due 1/10/30(b)	99,014

100,000	Kroger Co., Senior Notes, 5.500% due 2/1/13	99,189

	Total Food & Staples Retailing	198,203

	Food Products — 0.1%

415,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	291,537

	Tobacco — 0.2%

	Alliance One International Inc., Senior Notes:

50,000	8.500% due 5/15/12	37,000

60,000	11.000% due 5/15/12	50,100

230,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	248,991

	Total Tobacco	336,091

	TOTAL CONSUMER STAPLES	1,083,681

ENERGY — 2.1%

	Energy Equipment & Services — 0.1%

200,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	127,000

100,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	66,500

5,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	4,675

10,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17(b)	7,975

	Total Energy Equipment & Services	206,150
	Oil, Gas & Consumable Fuels — 2.0%
200,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	200,039

60,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	53,190

40,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	35,385

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   23

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 2.0% continued

	Apache Corp., Senior Notes:

$70,000	5.250% due 4/15/13	$70,997

190,000	5.625% due 1/15/17	191,582

155,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	106,950

220,000	BP Capital Markets PLC, Senior Notes, 5.250% due 11/7/13	229,911

	Chesapeake Energy Corp., Senior Notes:

355,000	6.375% due 6/15/15	282,225

60,000	6.500% due 8/15/17	46,200

75,000	7.250% due 12/15/18	58,875

5,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	3,125

130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	140,284

	El Paso Corp.:

35,000	Medium-Term Notes, 7.800% due 8/1/31	22,978

510,000	Senior Subordinated Notes, 7.000% due 6/15/17	401,678

190,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	160,415

250,000	Enterprise Products Operating LP, Subordinated Notes, 7.034% due 1/15/68(c)	117,651

240,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	188,400

90,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16(b)	59,850

60,000	Hess Corp., Notes, 7.300% due 8/15/31	54,734

135,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	101,925

	Kerr-McGee Corp., Notes:

100,000	6.875% due 9/15/11	99,023

70,000	6.950% due 7/1/24	61,517

105,000	7.875% due 9/15/31	96,900

	Kinder Morgan Energy Partners LP:

40,000	Notes, 6.750% due 3/15/11	38,925

	Senior Notes:

10,000	6.300% due 2/1/09	9,990

140,000	6.000% due 2/1/17	121,731

70,000	Mariner Energy Inc., Senior Notes, 8.000% due 5/15/17	36,750

105,000	Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	95,228

	OPTI Canada Inc., Senior Secured Notes:

130,000	7.875% due 12/15/14	66,950

70,000	8.250% due 12/15/14	38,150

See Notes to Financial Statements.

24   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 2.0% continued

$150,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	$117,000

56,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	47,474

40,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	39,200

	Petroplus Finance Ltd., Senior Notes:

75,000	6.750% due 5/1/14(b)	48,000

60,000	7.000% due 5/1/17(b)	36,900

285,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(b)(f)(g)	11,400

175,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	109,375

120,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	102,000

60,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(f)	7,500

60,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(b)	32,700

135,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	95,850

	Williams Cos. Inc.:

65,000	Debentures, 7.500% due 1/15/31	43,642

165,000	Notes, 6.443% due 5/1/09(b)(c)	164,543

	XTO Energy Inc., Senior Notes:

50,000	7.500% due 4/15/12	49,453

140,000	5.650% due 4/1/16	128,631

100,000	5.500% due 6/15/18	90,689

	Total Oil, Gas & Consumable Fuels	4,315,915

	TOTAL ENERGY	4,522,065
FINANCIALS — 4.6%

	Capital Markets — 0.4%
	Bear Stearns Co. Inc.:

	Senior Notes:

100,000	6.400% due 10/2/17	104,091

60,000	7.250% due 2/1/18	65,862

10,000	Subordinated Notes, 5.550% due 1/22/17	9,535

30,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	29,843

	Goldman Sachs Group Inc.:

60,000	Notes, 4.500% due 6/15/10	59,144

200,000	Senior Notes, 6.150% due 4/1/18	192,524

110,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(b)(f)	1,375

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   25

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Capital Markets — 0.4% continued

$10,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(c)(f)(h)	$1

	Lehman Brothers Holdings Inc., Medium-Term Notes:

360,000	6.750% due 12/28/17(f)	36

	Senior Notes:

40,000	5.250% due 2/6/12(f)	4,000

50,000	6.200% due 9/26/14(f)	5,000

	Merrill Lynch & Co. Inc.:

160,000	Notes, 6.875% due 4/25/18	167,652

30,000	Senior Notes, 5.450% due 2/5/13	28,863

	Morgan Stanley:

10,000	Medium-Term Notes, 4.953% due 10/18/16(c)	6,893

250,000	Subordinated Notes, 4.750% due 4/1/14	190,680

	Total Capital Markets	865,499
	Commercial Banks — 0.7%
	Glitnir Banki HF:

100,000	Notes, 6.375% due 9/25/12(b)(f)	5,250

100,000	Subordinated Notes, 6.693% due 6/15/16(b)(c)(f)	515

40,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14(b)(c)(h)	14,807

200,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(b)(c)	105,607

150,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15(b)(c)(h)	71,484

50,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16(b)(c)	45,007

110,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(b)(c)(h)	23,024

70,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(c)	49,414

	TuranAlem Finance BV, Bonds:

310,000	8.250% due 1/22/37(b)	134,075

140,000	8.250% due 1/22/37(b)	60,900

	Wachovia Corp.:

460,000	Medium Term Notes, 5.500% due 5/1/13	455,298

120,000	Subordinated Notes, 5.250% due 8/1/14	111,914

100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	85,972

See Notes to Financial Statements.

26   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Commercial Banks — 0.7% continued

$230,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(c)(h)	$232,517

	Total Commercial Banks	1,395,784
	Consumer Finance — 1.5%

440,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(c)	228,045

100,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	93,795

	Ford Motor Credit Co.:

	Notes:

70,000	7.375% due 10/28/09	61,486

400,000	5.700% due 1/15/10	340,009

	Senior Notes:

1,055,000	9.875% due 8/10/11	778,697

100,000	8.000% due 12/15/16	65,220

	General Motors Acceptance Corp.:

200,000	Notes, 5.625% due 5/15/09	192,210

20,000	Senior Notes, 5.850% due 1/14/09	19,870

	GMAC LLC:

215,000	7.250% due 3/2/11(b)	184,857

85,000	7.500% due 12/31/13(b)	63,325

73,000	8.000% due 12/31/18(b)	37,595

429,000	8.000% due 11/1/31(b)	255,461

297,608	Senior Notes, 6.875% due 9/15/11(b)	243,958

200,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	187,717

500,000	SLM Corp., Senior Notes, 3.695% due 7/26/10(c)	426,900

	Total Consumer Finance	3,179,145
	Diversified Financial Services — 1.7%
130,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(b)	86,450

40,000	Aiful Corp., Notes, 5.000% due 8/10/10(b)	21,999

79,386	Air 2 US, Notes, 8.027% due 10/1/19(b)	59,540

400,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18(c)(h)	288,128

75,000	Capital One Bank, Notes, 5.750% due 9/15/10	72,821

50,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(b)	26,000

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   27

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 1.7% continued

	Citigroup Inc.:

$250,000	Junior Subordinated Notes, Preferred Securities, 8.400% due 4/30/18(c)(h)	$165,385

170,000	Notes, 6.875% due 3/5/38	194,094

350,000	Senior Notes, 6.500% due 8/19/13	353,529

125,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.125% due 9/15/09	123,556

100,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(b)	87,075

40,000	European Investment Bank, Senior Bonds, 4.625% due 3/21/12	42,780

	General Electric Capital Corp.:

500,000	Senior Notes, 5.625% due 5/1/18	504,531

260,000	Subordinated Debentures, 6.375% due 11/15/67(c)	163,669

100,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67(b)(c)	44,764

200,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	203,398

225,000	International Lease Finance Corp., Medium-Term Notes, 4.375% due 11/1/09	197,303

	JPMorgan Chase & Co.:

210,000	Junior Subordinated Notes, 7.900% due 4/30/18(c)(h)	175,145

	Subordinated Notes:

225,000	5.750% due 1/2/13	228,474

30,000	6.125% due 6/27/17	29,572

130,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	104,975

100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17(b)(c)(h)	67,963

300,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 12.137% due 10/1/15	237,000

195,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	163,800

	Total Diversified Financial Services	3,641,951
	Insurance — 0.3%
	American International Group Inc.:

30,000	Medium-Term Notes, 5.850% due 1/16/18	20,140

340,000	Senior Notes, 8.250% due 8/15/18(b)	249,220

70,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	42,097

200,000	Pacific Life Global Funding, Notes, 5.150% due 4/15/13(b)	188,088

See Notes to Financial Statements.

28   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Insurance — 0.3% continued

$80,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(c)	$52,477

	Total Insurance	552,022

	Real Estate Investment Trusts (REITs) — 0.0%

80,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	28,400

75,000	iStar Financial Inc., Senior Notes, 4.875% due 1/15/09	68,063

5,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	3,688

	Total Real Estate Investment Trusts (REITs)	100,151

	Real Estate Management & Development — 0.0%

20,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15(f)	4,100

275,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	38,500

	Total Real Estate Management & Development	42,600

	Thrifts & Mortgage Finance — 0.0%

20,000	Countrywide Financial Corp., Medium-Term Notes, 4.348% due 1/5/09(c)	20,000

10,000	Countrywide Home Loans Inc., Notes, 5.625% due 7/15/09	9,957

	Total Thrifts & Mortgage Finance	29,957

	TOTAL FINANCIALS	9,807,109

HEALTH CARE — 1.3%

	Health Care Equipment & Supplies — 0.1%

55,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	28,325

170,000	Biomet Inc., Senior Notes, 10.375% due 10/15/17(e)	135,150

	Total Health Care Equipment & Supplies	163,475

	Health Care Providers & Services — 1.2%
350,000	Aetna Inc., Senior Notes, 6.500% due 9/15/18	334,065

	Cardinal Health Inc.:

60,000	Senior Bonds, 5.850% due 12/15/17	54,192

100,000	Senior Notes, 5.800% due 10/15/16	90,605

210,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	194,250

270,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	257,850

	HCA Inc.:

30,000	Notes, 6.375% due 1/15/15	18,450

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   29

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Health Care Providers & Services — 1.2% continued

	Senior Secured Notes:

$10,000	9.250% due 11/15/16	$9,200

872,000	9.625% due 11/15/16(e)	682,340

	Tenet Healthcare Corp., Senior Notes:

110,000	6.375% due 12/1/11	85,525

240,000	6.500% due 6/1/12	183,600

390,000	9.875% due 7/1/14	315,900

5,000	6.875% due 11/15/31	2,125

	Universal Hospital Services Inc., Senior Secured Notes:

30,000	5.943% due 6/1/15(c)	18,450

25,000	8.500% due 6/1/15(e)	17,875

339,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(c)(e)	215,265

10,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	9,116

	Total Health Care Providers & Services	2,488,808

	Pharmaceuticals — 0.0%

275,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(f)(g)	14,438

40,000	Wyeth, Notes, 5.950% due 4/1/37	44,571

	Total Pharmaceuticals	59,009

	TOTAL HEALTH CARE	2,711,292

INDUSTRIALS — 1.3%

	Aerospace & Defense — 0.1%

680,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(e)	234,600

	Airlines — 0.1%

	Continental Airlines Inc., Pass-Through Certificates:

83,812	8.312% due 4/2/11(a)	62,859

40,000	7.339% due 4/19/14	23,200

250,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(b)	103,750

	Total Airlines	189,809

	Building Products — 0.2%
	Associated Materials Inc.:

290,000	Senior Discount Notes, step bond to yield 15.383% due 3/1/14	162,400

220,000	Senior Subordinated Notes, 9.750% due 4/15/12	174,350

See Notes to Financial Statements.

30   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Building Products — 0.2% continued

$535,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 20.909% due 3/1/14	$117,700

	Total Building Products	454,450

	Commercial Services & Supplies — 0.3%
80,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	74,516

185,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	161,181

150,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	83,250

320,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15(b)	235,200

70,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	65,331

	Total Commercial Services & Supplies	619,478

	Construction & Engineering — 0.1%

140,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(b)	123,900

	Electrical Equipment — 0.0%

40,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	18,200

	Industrial Conglomerates — 0.1%

	Sequa Corp., Senior Notes:

50,000	11.750% due 12/1/15(b)	19,250

53,431	13.500% due 12/1/15(b)(e)	17,365

140,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	131,499

	Total Industrial Conglomerates	168,114

	Road & Rail — 0.2%

530,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	244,463

30,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	27,600

185,527	Union Pacific Corp., Pass-Through Certificates, 5.404% due 7/2/25	218,662

	Total Road & Rail	490,725

	Trading Companies & Distributors — 0.2%

310,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(b)	161,200

160,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	85,600

235,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(b)	90,475

	Total Trading Companies & Distributors	337,275

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   31

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Transportation Infrastructure — 0.0%

	Swift Transportation Co., Senior Secured Notes:

$65,000	9.899% due 5/15/15(b)(c)	$5,606

145,000	12.500% due 5/15/17(b)	13,957

	Total Transportation Infrastructure	19,563

	TOTAL INDUSTRIALS	2,656,114

INFORMATION TECHNOLOGY — 0.2%

	Electronic Equipment, Instruments & Components — 0.0%

50,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15	9,625

	IT Services — 0.2%

70,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)(e)	34,563

70,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	71,177

325,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	216,125

	Total IT Services	321,865

	Office Electronics — 0.0%

20,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	14,533

	Software — 0.0%

80,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	37,600

	TOTAL INFORMATION TECHNOLOGY	383,623

MATERIALS — 1.3%

	Chemicals — 0.1%

	Georgia Gulf Corp., Senior Notes:

40,000	9.500% due 10/15/14	12,200

175,000	10.750% due 10/15/16	42,875

5,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	2,700

120,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	118,407

	Total Chemicals	176,182

	Containers & Packaging — 0.1%

50,000	Graham Packaging Co. Inc., Senior Notes, 8.500% due 10/15/12	35,875

125,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	86,875

15,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(b)	10,125

	Total Containers & Packaging	132,875

See Notes to Financial Statements.

32   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Metals & Mining — 0.9%
$350,000	Barrick Gold Financeco LLC, Senior Notes, 6.125% due 9/15/13	$332,206

590,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	484,470

285,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	169,575

90,000	Noranda Aluminium Holding Corp., Senior Notes, 8.345% due 11/15/14(c)(e)	14,850

220,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	128,700

340,000	Ryerson Inc., Senior Secured Notes, 12.250% due 11/1/15(b)	211,650

535,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	393,225

80,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	28,400

106,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	96,481

	Total Metals & Mining	1,859,557

	Paper & Forest Products — 0.2%

350,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(b)	225,750

	Appleton Papers Inc.:

140,000	Senior Notes, 8.125% due 6/15/11	97,300

40,000	Senior Subordinated Notes, 9.750% due 6/15/14	23,600

115,000	NewPage Corp., Senior Secured Notes, 9.443% due 5/1/12(c)	44,563

120,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	71,400

80,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	71,661

	Total Paper & Forest Products	534,274

	TOTAL MATERIALS	2,702,888

TELECOMMUNICATION SERVICES — 1.5%

	Diversified Telecommunication Services — 1.3%
210,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	133,350

135,000	Citizens Communications Co., Debentures, 7.050% due 10/1/46	59,400

75,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	71,897

260,000	Embarq Corp., Senior Notes, 6.738% due 6/1/13	219,900

180,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(f)	1,800

215,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	196,725

50,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	50,480

350,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	329,000

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   33

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Telecommunication Services — 1.3% continued

$230,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	$134,550

365,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(b)	257,325

	Qwest Corp.:

355,000	Notes, 5.246% due 6/15/13(c)	266,250

40,000	Senior Notes, 7.500% due 10/1/14	33,400

130,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	99,094

250,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	238,471

300,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	223,500

240,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(b)	207,600

245,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	218,050

	Total Diversified Telecommunication Services	2,740,792
	Wireless Telecommunication Services — 0.2%

140,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(b)(e)	157,500

50,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	45,000

40,000	Nextel Communications Inc., Senior Notes, 6.875% due 10/31/13	17,008

	Sprint Capital Corp., Senior Notes:

235,000	8.375% due 3/15/12	188,123

230,000	6.875% due 11/15/28	137,128

	Total Wireless Telecommunication Services	544,759

	TOTAL TELECOMMUNICATION SERVICES	3,285,551

UTILITIES — 1.7%

	Electric Utilities — 0.2%

70,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	71,350

30,000	Exelon Corp., Bonds, 5.625% due 6/15/35	18,988

	FirstEnergy Corp., Notes:

40,000	6.450% due 11/15/11	37,834

100,000	7.375% due 11/15/31	94,854

	Pacific Gas & Electric Co.:

45,000	Bonds, 6.050% due 3/1/34	47,951

150,000	Senior Notes, 5.625% due 11/30/17	153,897

	Total Electric Utilities	424,874

	Gas Utilities — 0.1%

280,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	231,000

See Notes to Financial Statements.

34   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 1.3%
	AES Corp., Senior Notes:

$31,000	8.875% due 2/15/11	$29,140

300,000	7.750% due 3/1/14	265,500

350,000	7.750% due 10/15/15	295,750

320,000	8.000% due 10/15/17	264,000

220,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	152,900

170,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	120,806

	Edison Mission Energy, Senior Notes:

140,000	7.750% due 6/15/16	125,300

40,000	7.200% due 5/15/19	33,000

90,000	7.625% due 5/15/27	70,200

1,100,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(b)(e)	539,000

89,453	Mirant Mid Atlantic LLC, Pass-Through Certificates, 9.125% due 6/30/17	80,508

200,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	193,000

690,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	643,425

80,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	37,778

	Total Independent Power Producers & Energy Traders	2,850,307
	Multi-Utilities — 0.1%

	Dominion Resources Inc., Senior Notes:

70,000	5.700% due 9/17/12	69,370

110,000	8.875% due 1/15/19	118,743

	Total Multi-Utilities	188,113

	TOTAL UTILITIES	3,694,294

	TOTAL CORPORATE BONDS & NOTES (Cost — $49,154,512)	34,828,298

CONVERTIBLE BONDS & NOTES — 1.5%

INFORMATION TECHNOLOGY — 1.5%

	Internet Software & Services — 1.5%

5,066,000	VeriSign Inc., 3.250% due 8/15/37 (Cost — $3,344,987)	3,210,578

MORTGAGE-BACKED SECURITIES — 2.8%

	FHLMC — 0.6%

	Federal Home Loan Mortgage Corp. (FHLMC):

203,878	5.107% due 6/1/35(c)(d)	205,904

808,608	6.898% due 8/1/36(c)(d)	818,928

300,000	Gold, 5.500% due 1/13/39(d)(i)	307,078

	Total FHLMC	1,331,910

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   35

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	FNMA — 2.2%
	Federal National Mortgage Association (FNMA):

$11,995	7.000% due 7/1/15-2/1/29(d)	$12,621

219,037	4.500% due 11/1/23(d)	223,094

171,540	6.500% due 6/1/28-7/1/28(d)	179,554

13,407	8.000% due 1/1/31(d)	14,245

2,466	7.500% due 3/1/31(d)	2,612

154,220	4.851% due 1/1/35(c)(d)	156,955

137,095	5.129% due 9/1/35(c)(d)	140,525

511,924	5.578% due 8/1/37(c)(d)	523,555

2,100,000	5.000% due 1/13/39(d)(i)	2,144,297

1,100,000	5.500% due 1/13/39(d)(i)	1,127,672

	Total FNMA	4,525,130

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $5,780,283)	5,857,040
SOVEREIGN BONDS — 0.1%

	Mexico — 0.0%

91,000	United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	96,460

	Russia — 0.1%

186,200	Russian Federation, 7.500% due 3/31/30(b)	164,258

	TOTAL SOVEREIGN BONDS (Cost — $303,568)	260,718

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.1%

	U.S. Government Agencies — 0.1%

80,000	Federal National Mortgage Association (FNMA), Subordinated Notes, 5.250% due 8/1/12(d)	84,390

80,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	104,232

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $162,646)	188,622

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.2%

427,186	U.S. Treasury Bonds, Inflation Indexed, 3.375% due 4/15/32(j) (Cost — $540,426)	526,874

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $260,420,852)	182,415,340

SHORT-TERM INVESTMENTS — 14.9%

	U.S. Government Agency — 0.0%

48,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.351% due 5/18/09(d)(j)(k) (Cost — $47,936)	47,959

See Notes to Financial Statements.

36   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Repurchase Agreements — 14.9%

$19,950,000	Interest in $102,277,000 joint tri-party repurchase agreement dated 12/31/08 with Deutsche Bank Securities Inc., 0.050% due 1/2/09; Proceeds at maturity — $19,950,055; (Fully collateralized by various U.S. government agency obligations, 6.000% to 7.500% due 10/1/37 to 9/1/38; Market value — $20,349,000)	$19,950,000

11,456,000	State Street Bank & Trust Co., dated 12/31/08, 0.005% due 1/2/09; Proceeds at maturity — $11,456,003; (Fully collateralized by U.S. Treasury Bills, 0.000% due 7/2/09; Market value — $11,689,784)	11,456,000

	Total Repurchase Agreements (Cost — $31,406,000)	31,406,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $31,453,936)	31,453,959

	TOTAL INVESTMENTS — 101.0% (Cost — $291,874,788#)	213,869,299

	Liabilities in Excess of Other Assets — (1.0)%	(2,062,314)

	TOTAL NET ASSETS — 100.0%	$211,806,985

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.
(d)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security is currently in default.
(g)	Illiquid security.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(k)	Rate shown represents yield-to-maturity.
†	Subsequent to the reporting period, security went into default.
#	Aggregate cost for federal income tax purposes is $300,600,440.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

ARM — Adjustable Rate Mortgage

GMAC — General Motors Acceptance Corp.

GSAMP — Goldman Sachs Alternative Mortgage Products

MASTR — Mortgage Asset Securitization Transactions Inc.

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   37

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

SCHEDULE OF WRITTEN OPTIONS

		EXPIRATION	STRIKE
CONTRACTS	SECURITY	DATE	PRICE	VALUE
5	Eurodollar Futures, Call	3/16/09	$97.75	$15,063

5	Eurodollar Futures, Call	3/16/09	97.50	18,125

	TOTAL WRITTEN OPTIONS (Premiums Received — $7,203)			$33,188

See Notes to Financial Statements.

38   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

Statement of assets and liabilities
December 31, 2008

ASSETS:

Investments, at value (Cost — $260,468,788)	$182,463,299

Repurchase agreements, at value (Cost — $31,406,000)	31,406,000

Cash	329,155

Dividends and interest receivable	1,509,556

Cash deposits with brokers for open futures contracts	142,908

Receivable for open forward currency contracts	115,917

Unrealized appreciation on swaps	103,747

Receivable for Portfolio shares sold	47,571

Receivable for securities sold	22,058

Receivable for open swap contracts	15,439

Principal paydown receivable	167

Prepaid expenses	4,626

Total Assets	216,160,443

LIABILITIES:

Payable for securities purchased	3,584,945

Investment management fee payable	129,637

Premium received for open swaps	129,404

Payable for Portfolio shares repurchased	94,398

Payable to broker — variation margin on open futures contracts	78,216

Payable for open forward currency contracts	77,107

Written options, at value (premiums received $7,203)	33,188

Distribution fees payable	15,871

Unrealized depreciation on swaps	15,281

Trustees’ fees payable	476

Accrued expenses	194,935

Total Liabilities	4,353,458

TOTAL NET ASSETS	$211,806,985

NET ASSETS:

Par value (Note 6)	$272

Paid-in capital in excess of par value	347,102,363

Undistributed net investment income	3,586,170

Accumulated net realized loss on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	(61,971,328)

Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(76,910,492)

TOTAL NET ASSETS	$211,806,985

Shares Outstanding:

Class I	10,489,534

Class II	16,673,521

Net Asset Value:

Class I	$7.79

Class II	$7.80

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   39

Statement of operations
For the Year Ended December 31, 2008

INVESTMENT INCOME:

Interest	$5,628,371

Dividends	4,202,802

Less: Foreign taxes withheld	(60,774)

Total Investment Income	9,770,399

EXPENSES:

Investment management fee (Note 2)	2,336,000

Distribution fees (Notes 2 and 4)	468,190

Shareholder reports (Note 4)	370,595

Legal fees	79,371

Dividend expense on securities sold short	61,279

Audit and tax	50,610

Trustees’ fees	21,026

Insurance	8,738

Custody fees	7,401

Transfer agent fees (Note 4)	1,036

Miscellaneous expenses	8,791

Total Expenses	3,413,037

Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(308,459)

Fees paid indirectly (Note 1)	(871)

Net Expenses	3,103,707

NET INVESTMENT INCOME	6,666,692

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SHORT SALES, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	(64,421,978)

Futures contracts	2,570,448

Written options	1,304,662

Short sales	193,124

Swap contracts	5,815

Foreign currency transactions	(172,219)

Net Realized Loss	(60,520,148)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	(70,123,337)

Futures contracts	950,827

Written options	(603,686)

Swap contracts	81,920

Foreign currencies	73,665

Change in Net Unrealized Appreciation/Depreciation	(69,620,611)

NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SHORT SALES, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(130,140,759)

DECREASE IN NET ASSETS FROM OPERATIONS	$(123,474,067)

See Notes to Financial Statements.

40   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:

Net investment income	$6,666,692	$5,055,815

Net realized gain (loss)	(60,520,148)	67,113,393

Change in net unrealized appreciation/depreciation	(69,620,611)	(58,965,305)

Increase (Decrease) in Net Assets From Operations	(123,474,067)	13,203,903

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):

Net investment income	(3,000,026)	(4,975,007)

Net realized gains	(6,732,744)	(62,344,335)

Decrease in Net Assets From Distributions to Shareholders	(9,732,770)	(67,319,342)

PORTFOLIO SHARE TRANSACTIONS (NOTE 6):

Net proceeds from sale of shares	22,241,367	22,722,329

Reinvestment of distributions	9,732,543	67,319,342

Cost of shares repurchased	(75,545,788)	(62,341,696)

Net assets of shares issued in connection with merger (Note 7)	—	204,143,774

Increase (Decrease) in Net Assets From Portfolio Share Transactions	(43,571,878)	231,843,749

INCREASE (DECREASE) IN NET ASSETS	(176,778,715)	177,728,310

NET ASSETS:

Beginning of year	388,585,700	210,857,390

End of year*	$211,806,985	$388,585,700

* Includes undistributed and (overdistributed) net investment income, respectively, of:	$3,586,170	$(17,147)

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   41

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

CLASS I SHARES[1]	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$12.41	$14.82

Income (Loss) From Operations:

Net investment income	0.23	0.16

Net realized and unrealized gain (loss)	(4.50)	0.02

Total income (loss) from operations	(4.27)	0.18

LESS DISTRIBUTIONS FROM:

Net investment income	(0.12)	(0.21)

Net realized gains	(0.23)	(2.38)

Total distributions	(0.35)	(2.59)

NET ASSET VALUE, END OF YEAR	$7.79	$12.41

Total return[3]	(35.02)%	1.15%

NET ASSETS, END OF YEAR (000s)	$81,715	$157,968

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.95%	0.80%[4]

Gross expenses, excluding dividend expense	0.93	0.80 [4]

Net expenses	0.95 [5]	0.80 [4]

Net expenses, excluding dividend expense	0.93 [5]	0.80 [4]

Net investment income	2.18	1.57 [4]

PORTFOLIO TURNOVER RATE	153%[6]	282%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 27, 2007 (inception date) to December 31, 2007.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total return for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 174% for the year ended December 31, 2008.

[7]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 232% for the year ended December 31, 2007.

See Notes to Financial Statements.

42   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

CLASS II SHARES	2008[1]	2007[1]	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$12.42	$14.21	$13.45	$13.17	$12.67

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.23	0.21	0.22	0.16	0.10

Net realized and unrealized gain (loss)	(4.51)	0.56	1.20	0.40	0.54

Total Income (Loss) From Operations	(4.28)	0.77	1.42	0.56	0.64

LESS DISTRIBUTIONS FROM:

Net investment income	(0.11)	(0.18)	(0.23)	(0.16)	(0.11)

Net realized gains	(0.23)	(2.38)	(0.43)	(0.12)	(0.03)

Total distributions	(0.34)	(2.56)	(0.66)	(0.28)	(0.14)

NET ASSET VALUE, END OF YEAR	$7.80	$12.42	$14.21	$13.45	$13.17

Total return[2]	(35.04)%	5.36%	10.50%	4.25%	5.01%

NET ASSETS, END OF YEAR (000s)	$130,092	$230,618	$210,857	$216,930	$174,922

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.19%	1.05%	1.12%[3]	1.06%	1.08%

Gross expenses, excluding dividend expense	1.17	1.05	1.12 [3]	1.06	1.08

Net expenses[4,5]	1.03 [6]	0.94	0.99 [3]	0.96	0.97

Net expenses, excluding dividend expense[4,5]	1.01 [6]	0.94	0.99 [3]	0.96	0.97

Net investment income	2.12	1.44	1.46	1.29	1.09

PORTFOLIO TURNOVER RATE	153%[7]	282%[8]	36%	61%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross net expense ratio including and excluding dividend expense would both have been 1.05% and net expense ratios including and excluding dividend expense would have been 0.95%.

[4]	As a result of a contractual expense limitation, which commenced on April 30, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares will not exceed 0.95%. This contractual expense limitation expired on May 1, 2008. Prior to April 30, 2007, there was a voluntary expense limitation in place of 1.00%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 174% for the year ended December 31, 2008.

[8]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 232% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   43

Notes to financial statements

1.	Organization and significant accounting policies
Legg Mason Partners Variable Capital and Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments,

44   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

				SIGNIFICANT
			OTHER SIGNIFICANT	UNOBSERVABLE
		QUOTED PRICES	OBSERVABLE INPUTS	INPUTS
	DECEMBER 31, 2008	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in securities	$213,869,299	$119,575,643	$94,230,797	$62,859

Other financial instruments*	1,087,829	960,553	127,276	—

Total	$214,957,128	$120,536,196	$94,358,073	$62,859

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS
IN SECURITIES
Balance as of December 31, 2007	$99,056
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	(36,197)

Balance as of December 31, 2008	$62,859

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction,

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   45

Notes to financial statements continued

including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Financial futures contracts. The Portfolio may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Portfolio is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Portfolio recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Portfolio could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward foreign currency contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The

46   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Portfolio realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Mortgage dollar rolls. The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes interest paid on the securities. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Portfolio executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   47

Notes to financial statements continued

the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(g) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a TBA basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days after purchase. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Swap contracts. Swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

48   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

(i) Credit default swaps. The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium on deposit, respectively on the Statement of Assets and

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   49

Notes to financial statements continued

Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Short sales of securities. A short sale is a transaction in which the Portfolio sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of that security. To complete a short sale, the Portfolio may arrange through a broker to borrow the security to be delivered to the buyer. The proceeds received by the Portfolio for the short sale are retained by the broker until the Portfolio replaces the borrowed security. In borrowing the security to be delivered to the buyer, the Portfolio becomes obligated to replace the security borrowed at the market price at the time of replacement, whatever that price may be. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends,

50   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Portfolio invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(n) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   51

Notes to financial statements continued

date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(p) Fees paid indirectly The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio. The amount is shown as a reduction of expenses on the Statement of Operations.

(q) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made;

	UNDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENTS INCOME	REALIZED LOSS
(a)	$(63,349)	$63,349

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swaps, book/tax differences in the treatment of distributions and book/tax differences in the treatment of various items.

52   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Portfolio except for the management of cash and short term instruments. For its services, LMPFA pays the subadvisers 70% of the net management fee it receives from the Portfolio. The fee will be divided on a pro rata basis, based on the assets allocated to each subadviser, from time to time.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Portfolio and is compensated by Western Asset for its services to the Portfolio. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

Effective May 1, 2007, the Portfolio had a contractual expense limitation in place of 0.95% on Class II shares. This expense limitation expired on May 1, 2008.

During the year ended December 31, 2008, the Portfolio was reimbursed for expenses amounting to $121,183.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2008, the aggregate cost of purchases

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   53

Notes to financial statements continued

and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$408,638,960	$78,178,136

Sales	446,163,154	101,712,607

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,057,038

Gross unrealized depreciation	(88,788,179)

Net unrealized depreciation	$(86,731,141)

At December 31, 2008, the Portfolio had the following open futures contracts:

	NUMBER OF	EXPIRATION	BASIS	MARKET	UNREALIZED
	CONTRACTS	DATE	VALUE	VALUE	GAIN (LOSS)
Contracts to Buy:
British Pound	3	3/09	$508,233	$529,640	$21,407

Eurodollar	57	3/09	13,771,107	14,098,950	327,843

Eurodollar	5	6/09	1,221,760	1,235,875	14,115

Eurodollar	11	9/09	2,673,087	2,715,487	42,400

German Federal Republic	4	3/09	691,652	694,135	2,483

U.S. Treasury 5-Year Notes	122	3/09	14,037,885	14,524,672	486,787

U.S. Treasury 30-Year Bonds	18	3/09	2,206,073	2,484,844	278,771

					1,173,806

Contracts to Sell:
U.S. Treasury 10-Year Notes	18	3/09	$2,083,435	$2,263,500	$(180,065)

Net unrealized gain on open futures contracts					$993,741

54   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

At December 31, 2008, the Portfolio had the following open forward foreign currency contracts:

	LOCAL	MARKET	SETTLEMENT	UNREALIZED
FOREIGN CURRENCY	CURRENCY	VALUE	DATE	GAIN(LOSS)
Contracts to Buy:
Euro	670,000	$930,117	2/3/09	$71,512

Japanese Yen	16,608,000	183,318	2/3/09	13,849

				85,361

Contracts to Sell:
Euro	670,000	930,117	2/3/09	$(69,167)

Japanese Yen	16,620,000	183,451	2/3/09	(7,940)

British Pound	348,000	499,588	3/12/09	12,825

British Pound	339,000	486,667	3/12/09	17,731

				(46,551)

Net unrealized gain on open forward foreign currency contracts				$38,810

During the year ended December 31, 2008, written option transactions for the Portfolio were as follows:

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Written options, outstanding December 31, 2007	5,958	$1,700,274

Options written	9,667	2,121,937

Options closed	(15,219)	(3,726,355)

Options expired	(396)	(88,653)

Written options, outstanding December 31, 2008	10	$7,203

At December 31, 2008, the Portfolio held TBA securities with a total cost of $3,534,117.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   55

Notes to financial statements continued

At December 31, 2008, the Portfolio had the following open swap contracts:

			PERIODIC	PERIODIC
			PAYMENTS	PAYMENTS	UNREALIZED
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	MADE BY	RECEIVED BY	APPRECIATION/
(REFERENCE ENTITY)	AMOUNT	DATE	THE FUND‡	THE FUND‡	(DEPRECIATION)
Interest Rate Swaps:
Barclay’s Capital Inc.	$386,000	5/31/12	3-Month LIBOR	4.400%	$31,855

Credit Default Swaps:
Barclay’s Capital Inc. (Ambac Assurance Corp., 5.900% due 2/22/21)	20,000	12/20/12	3.600% quarterly	(a)	$8,000

Barclay’s Capital Inc. (Ambac Assurance Corp., 5.900% due 2/22/21)	10,000	12/20/12	3.600% quarterly	(a)	4,000

					$12,000

Net unrealized appreciation on open swap contracts					$43,855

‡	Percentage shown is an annual percentage rate.

(a)	As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

CREDIT DEFAULT SWAP ON CORPORATE ISSUES—SELL PROTECTION1

				PERIODIC
			IMPLIED CREDIT	PAYMENTS		UPFRONT
			SPREAD AT	RECEIVED BY		PREMIUMS	UNREALIZED
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	DECEMBER 31,	THE	MARKET	PAID/	APPRECIATION/
(REFERENCE ENTITY)	AMOUNT[2]	DATE	2008[3]	PORTFOLIO‡	VALUE	(RECEIVED)	(DEPRECIATION)
Barclay’s Capital Inc. (MBIA Insurance Corp., 5.376% due 10/6/10)	$20,000	12/20/12	33.97%	3.100% quarterly	$(10,182)	—	$(10,182)

Barclay’s Capital Inc. (MBIA Insurance Corp., 5.376% due 10/6/10)	10,000	12/20/12	33.97%	3.050% quarterly	(5,099)	—	(5,099)

Net unrealized depreciation on sales of credit default swaps on corporate issues							$(15,281)

‡	Percentage shown is an annual percentage rate.

[1]	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include

56   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION1

			PERIODIC
			PAYMENTS		UPFRONT
			RECEIVED BY		PREMIUMS	UNREALIZED
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	THE	MARKET	PAID/	APPRECIATION/
(REFERENCE ENTITY)	AMOUNT[2]	DATE	PORTFOLIO‡	VALUE[3]	(RECEIVED)	(DEPRECIATION)
Morgan Stanley & Co. Inc. (CDX North America Crossover Index)	$3,500,000	12/20/13	1.500% quarterly	$(69,901)	$(129,793)	$59,892

Net unrealized appreciation on sales of credit default swaps on credit indices						$59,892

‡	Percentage shown is an annual percentage rate.

[1]	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced Index.

[2]	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4.	Class specific expenses, waivers and/or reimbursements
The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of Class II shares. Distribution fees are accrued and paid monthly.

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION	TRANSFER AGENT	SHAREHOLDER REPORTS
	FEES†	FEES	EXPENSES
Class I	—	$623	$156,136

Class II	$468,190	413	214,459

Total	$468,190	$1,036	$370,595

†	During the year ended December 31, 2008, LMIS waived a portion of its distribution fees for the Portfolio, resulting in a waiver of $187,276. The distribution plan fee waiver can be terminated at any time.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   57

Notes to financial statements continued

For the year ended December 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVER/
REIMBURSEMENTS
Class I	—

Class II	$308,459

Total	$308,459

5.	Distributions to shareholders by class

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2008	DECEMBER 31, 2007
Net Investment Income:
Class I	$1,200,961	$2,198,031	*

Class II	1,799,065	2,776,976

Total	$3,000,026	$4,975,007

Net Realized Gains:
Class I	$2,690,783	$25,359,501	*

Class II	4,041,961	36,984,834

Total	$6,732,744	$62,344,335

*	For the period April 27, 2007 (inception date) to December 31, 2007.

6.	Shares of beneficial interest
At December 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 30, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.

58   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

Transactions in shares of each class were as follows:

	YEAR ENDED		YEAR ENDED
	DECEMBER 31, 2008		DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES		AMOUNT
Class I
Shares sold	347,393	$3,714,623	240,323	*	$3,582,145	*

Shares issued on reinvestment	387,165	3,891,517	2,204,734	*	27,557,532	*

Shares repurchased	(2,978,614)	(31,055,586)	(1,555,962	)*	(23,029,464	)*

Shares issued with merger	—	—	11,844,495	*	175,544,844	*

Net increase (decrease)	(2,244,056)	$(23,449,446)	12,733,590	*	$183,655,057	*

Class II
Shares sold	1,788,704	$18,526,744	1,300,611		$19,140,184

Shares issued on reinvestment	580,357	5,841,026	3,177,881		39,761,810

Shares repurchased	(4,258,205)	(44,490,202)	(2,686,636)		(39,312,232)

Shares issued with merger	—	—	1,929,653		28,598,930

Net increase (decrease)	(1,889,144)	$(20,122,432)	3,721,509		$48,188,692

*	For the period April 27, 2007 (inception date) to December 31, 2007.

7.	Transfer of net assets
On April 27, 2007, the Portfolio acquired the assets and certain liabilities of Legg Mason Partners Variable Capital and Income Portfolio and Legg Mason Partners Variable Total Return Portfolio pursuant to a plan of reorganization approved by Legg Mason Partners Variable Capital and Income Portfolio and Legg Mason Partners Variable Total Return Portfolio shareholders on October 19, 2006. Total shares issued by the Portfolio and the total net assets of Legg Mason Partners Variable Capital and Income Portfolio and Legg Mason Partners Variable Total Return Portfolio and the Fund on the date of the transfer were as follows:

	SHARES ISSUED BY	TOTAL NET ASSETS OF THE
ACQUIRED PORTFOLIO	THE PORTFOLIO	ACQUIRED PORTFOLIO
Legg Mason Partners Variable Capital and Income Portfolio	7,632,622	$113,121,307

Legg Mason Partners Variable Total Return Portfolio	6,141,526	91,022,467

The total assets of the Portfolio on the date of the transfer were $209,876,351.

The total net assets of Legg Mason Partners Variable Capital and Income Portfolio and Legg Mason Partners Variable Total Return Portfolio before acquisition included unrealized appreciation of $8,116,820 and $15,259,385, respectively, accumulated net realized loss of $149,456 and $4,931, respectively, and accumulated net investment loss of $3,744 and $1,165, respectively. Total net assets of the Portfolio immediately after the transfer

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   59

Notes to financial statements continued

were $414,020,125. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.	Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distribution Paid From:

Ordinary income	$7,900,030	$17,415,659

Net long-term capital gains	1,832,740	49,903,683

Total distributions paid	$9,732,770	$67,319,342

As of December 31,2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income-net	$3,490,812

Capital loss carryforward*	(39,276,315)

Other book/tax temporary differences(a)	(13,874,003)

Unrealized appreciation/(depreciation)(b)	(85,636,144)

Total accumulated earnings/losses)-net	$(135,295,650)

*	As of December 31, 2008, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2016	$(39,276,315)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, difference between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership investments.

9.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated

60   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   61

Notes to financial statements continued

independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the

62   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   63

Notes to financial statements continued

11.	Recent accounting pronouncement
In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

64   Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments and the schedule of written options, of Legg Mason Partners Variable Capital and Income Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Capital and Income Portfolio as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2009

Legg Mason Partners Variable Capital and Income Portfolio 2008 Annual Report   65

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Legg Mason Partners Variable Capital and Income Portfolio’s (the “Fund”) management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreements, pursuant to which ClearBridge Advisors, LLC, Western Asset Management Company and Western Asset Management Company, Ltd. (collectively, the “Sub-Advisers”) provide day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the

66   Legg Mason Partners Variable Capital and Income Portfolio

Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance
The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-,

Legg Mason Partners Variable Capital and Income Portfolio   67

Board approval of management and subadvisory
agreements (unaudited) continued

three- and five-year periods ended June 30, 2008. The Fund performed better than the median for the one-year period, and below the median for the three-and five-year periods. The Board noted that a new portfolio management team assumed responsibility for managing the Fund in April 2007 with the intent to improve the Fund’s performance results over time. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was lower than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio management team and noted that the Manager was committed to providing the resources necessary to assist the portfolio managers. Based on its review, the Board generally was satisfied with management’s efforts to improve performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Advisers charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

68   Legg Mason Partners Variable Capital and Income Portfolio

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 14 mixed-asset target allocation growth funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all mixed-asset target allocation growth funds underlying variable insurance products (the “Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and higher than the average management fee paid by the other funds in the Expense Universe, the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group but higher than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and

Legg Mason Partners Variable Capital and Income Portfolio   69

Board approval of management and subadvisory
agreements (unaudited) continued

expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

70   Legg Mason Partners Variable Capital and Income Portfolio

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Partners Variable Capital and Income Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Capital and Income Portfolio   71

Additional information (unaudited) continued
Information about Trustees and Officers

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

72   Legg Mason Partners Variable Capital and Income Portfolio

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

Legg Mason Partners Variable Capital and Income Portfolio   73

Additional information (unaudited) continued
Information about Trustees and Officers

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)

THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

74   Legg Mason Partners Variable Capital and Income Portfolio

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	57

Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	146

Other board member- ships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Legg Mason Partners Variable Capital and Income Portfolio   75

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

76   Legg Mason Partners Variable Capital and Income Portfolio

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable Capital and Income Portfolio   77

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record date:	6/18/2008	12/18/2008

Payable date:	6/19/2008	12/19/2008

Dividends qualifying for the dividends received deduction for corporations	13.08%	46.90%

Long-term capital gain dividend	$0.062913	—

Please retain this information for your records.

78   Legg Mason Partners Variable Capital and Income Portfolio

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Legg Mason Partners Variable Capital and Income Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

ClearBridge Advisors, LLC

Western Asset Management
Company

Western Asset Management
Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing
4400 Computer Drive
Westborough, Massachusetts 01581

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Capital and Income Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO
Legg Mason Partners Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Capital and Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010727 2/09 SR09-763

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $183,300 in 2007 and $229,100 in 2008.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $36,000 in 2007 and $12,900 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $35,900 in 2007 and $42,850 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust were $25,500 in 2007 and $0 in 2008. These fees consisted of procedures performed in connection with the mergers of the Legg Mason Partners funds on
August 27, 2007
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2008.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: March 5, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: March 5, 2009

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: March 5, 2009